Corporate information and main business	12 Months Ended
Dec. 31, 2024
Corporate Information And Main Business
Corporate information and main business

1.	Corporate information and main business

Central Puerto S.A. (hereinafter the “Company”, ”we”, “us” or “CPSA”) and the companies that make up the business group (hereinafter the “Group”) form an integrated group of companies pertaining to the energy sector. The Group is mainly engaged in electric power generation.

CPSA was incorporated pursuant to Executive Order No. 122/92. We were formed in connection with the privatization process involving Servicios Eléctricos del Gran Buenos Aires S.A. (“SEGBA”) in which SEGBA’s electricity generation, transportation, distribution and sales activities were privatized.

On April 1, 1992, Central Puerto S.A., the consortium-awardee, took possession of SEGBA’s Nuevo Puerto and Puerto Nuevo plants, and we began operations.

Our shares are listed on the BCBA (“Buenos Aires Stock Exchange”), and, since February 2, 2018, they have been listed on the NYSE (“New York Stock Exchange”), both under the symbol “CEPU”.

In order to carry out our its electric energy generation activity the Group owns the following assets:

–	Our Puerto complex is composed of two facilities, Central Nuevo Puerto (“Nuevo Puerto”) and Central Puerto Nuevo (“Puerto Nuevo”), located in the port of the City of Buenos Aires. Our Puerto complex’s facilities include steam turbines plants and a Combined Cycle plant and have a current installed capacity of 1,747 MW.
–	Our Luján de Cuyo plants are located in Luján de Cuyo, Province of Mendoza and have an installed capacity of 576 MW and a steam generating capacity of 125 tons per hour.

–	The Group also owns the concession right of the Piedra del Águila hydroelectric power plant located at the edge of Limay River in Neuquén province. Piedra del Águila has four 360 MW generating units.

–	The thermal station Brigadier López located in Sauce Viejo, Province of Santa Fe, with an installed power of 280.5 MW (open-cycle operation).

–	The thermal cogeneration plant Terminal 6 - San Lorenzo located in Puerto General San Martín, Santa Fe Province, with an installed power of 391 MW and 340 tn/h of steam production.

–	The thermal station Costanera located in the City of Buenos Aires consists of a thermal generation plant composed of four turbo-steam units with an installed power capacity of 661 MW and two combined cycle plants with an installed power capacity of 1,128 MW.

–	Generation plants using renewable energy sources with a total installed capacity of 473.8 MW of commercially available installed capacity from renewable energy sources, distributed as follows: (i) wind farm La Castellana 100.8 MW; (ii) wind farm La Castellana II 15.2 MW; (iii) wind farm La Genoveva 88.2 MW; (iv) wind farm La Genoveva II 41.8 MW; (v) wind farm Achiras 48 MW; (iv) wind farm Los Olivos 22.8 MW, (vii) wind farm Manque 57 MW and (viii) solar farm Guañizuil II A 100 MW.

–	Equity interests in the companies Termoeléctrica José de San Martín S.A. (“TJSM”) and Termoeléctrica Manuel Belgrano S.A. (“TMB”). Those entities operate the two thermal generation plants with an installed capacity of 865 MW and 873 MW, respectively. Additionally, through its subsidiary Central Vuelta de Obligado S.A. (“CVO”) the Group is engaged in the operation of the thermal plant Central Vuelta de Obligado, with an installed capacity of 816 MW.

During 2022, within the framework of MEyM Resolution No. 281/2017, the Company was awarded the project “Parque Solar San Carlos” (solar power station) for a 10 MW power. This project will be built in San Carlos, Salta province. See Note 20.10.

The Group is also engaged in the natural gas distribution sector in the Cuyo and Centro regions in Argentina, through its equity investees belonging to ECOGAS Group. On July 19, 2018, the National Gas Regulation Entity (Enargas) registered the Company with the Registry of Traders and Trade Agreements of Enargas. Later on March 22, 2024, the controlled company Puerto Energía S.A.U. was also registered as a natural gas trader in said registry, and on September 20, 2024, its entry as a Commercial Participant in the Wholesale Electricity Market ("MEM") was authorized.

Also, through Proener S.A.U., a company fully controlled by CPSA, the Group is engaged in the forestry sector since Proener S.A.U. is the parent company of: a) Forestal Argentina S.A. and Loma Alta Forestal S.A.; such companies own forestry assets which consist of 72,000 hectares approximately in Entre Ríos and Corrientes provinces, in which 46,000 hectares approximately are planted with eucalyptus and pine tree, and b) Empresas Verdes Argentina S.A., Las Misiones S.A. and Estancia Celina S.A.; such companies own forest assets that are made of approximately 88,000 hectares in Corrientes province, of which approximately 28,900 hectares are planted with pine out of a total plantable area of approximately 36,900 hectares.

Lastly, the Group has begun to participate in the mining sector through an interest in the Diablillos silver and gold mining project located in northwestern Argentina and an interest in the Tres Cruces lithium mining project located in the province of Catamarca (See Notes 20.8 and 20.9).

1.1.	Overview of Argentine Electricity Market

Transactions among different participants in the electricity industry take place through the wholesale electricity market (“WEM”) which is a market in which generators, distributors and certain large users of electricity buy and sell electricity at prices determined by supply and demand (“Term market”) and also, where prices are established on an hourly basis based on the economic production cost, represented by the short term marginal cost measured at the system’s load center (“Spot market”). CAMMESA (Compañía Administradora del Mercado Mayorista Eléctrico Sociedad Anónima) is a quasi-government organization that was established to administer the WEM and functions as a clearing house for the different market participants operating in the WEM. Its main functions include the operation of the WEM and dispatch of generation and the price calculation in the Spot market, the real-time operation of the electricity system and the administration of the commercial transactions in the electricity market.

After the Argentine economic crisis in 2001 and 2002 and the end of the Convertibility Law, the costs of generators increased as a result of the Argentine peso devaluation. In addition, the price of fuel for their generation increased as well. The increasing generation costs combined with the freezing of rates for the final user decided at the time by the National Government led to a permanent deficit in CAMMESA accounts, which faced difficulties in paying the energy purchases to generators. Due to this structural deficit, the Secretariat of Energy issued a series of regulations to keep the electricity market working despite the deficit.

1.2.	Amendments to WEM regulations

a)	Resolution SE No. 406/03 and other regulations related to WEM generators’ receivables

Resolution 406/03 issued in September 2003 enforced priority payments of generator’s balances. Under the priority payment plan, generators only collected the variable generation costs declared and the payments for power capacity and the remaining payments on these plants were delayed as there were not sufficient funds as a result of the structural deficit. Resolution 406/03 established that the resulting monthly obligations to generators for the unpaid balance were to be considered payments without a fixed due date, or “LVFVD receivables” using the Spanish acronym. Although these obligations did not have a specified due date, the Resolution provided that they would earn interest at an equivalent rate to the one received by CAMMESA on its own cash investments, hereafter “the CAMMESA rate”.

As a result of this regulation, a portion of the invoices issued by the Company’s plants were not paid in full beginning in 2004.

Between 2004 and 2007, the Argentine government issued a series of resolutions aimed at increasing thermal generation capacity while at the same time providing a mechanism for generators to collect their LVFVD receivables. These resolutions created funds called the “FONINVEMEM” which were administered by trusts (“the FONINVEMEM trust”) to made investments in two thermal generation plants within Argentina. All WEM creditor agents with LVFVD (including the Company) were invited to state formally their decision to participate in forming the FONINVEMEM. The Company, like most LVFVD generators, stated its decision to participate in the creation of the FONINVEMEM with the abovementioned receivables.

Within this framework, generators created the companies Termoeléctrica José de San Martín S.A. (“TSM”) and Termoeléctrica Manuel Belgrano S.A. (“TMB”), which were engaged in managing the purchase of equipment, and the building, operating and maintaining of each new power plant.

Under these Resolutions, the trusts Central Termoeléctrica Timbúes ("FCTT") and Central Termoeléctrica Manuel Belgrano ("FCTMB") were the owners of the Central Termoeléctrica San Martin and Central Termoeléctrica Belgrano plants during the first ten years of operations. The Trusts were aimed at administrating, each of them, 50% of the resources accrued under FONINVEMEM and other funds for the purpose of financing the power stations. Under these agreements, CAMMESA acted as a Trustor, Banco de Inversión y Comercio Exterior (“BICE”) as Trustee, the Secretariat of Energy as regulatory authority and TSM and TMB as Trust Beneficiaries and the Company, with the remaining shareholders of TSM and TMB, as guarantors of the obligations of the latter.

The trust agreements were to remain in force until the termination date of the supply agreement that the Trustee - in representation of the Trust - entered into with CAMMESA - as the purchasing party - that had to remain valid for 10 years from the date of the commercial authorization of the power stations. Upon the termination of that term, the trust assets were to be transferred to TSM and TMB provided that, prior to such transference, TSM and TMB and their shareholders had performed all the corporate acts necessary to allow private contributors and/or the Argentine Government to receive their corresponding shares in the capital of the power stations pursuant to the terms of the agreement. If this condition was not met, holders of interest certificates (Argentine Government) and the generators who are the current shareholders of TSM and TMB shall be deemed trust beneficiaries.

The FONINVEMEM agreements established that the receivables mentioned above were to be paid by CAMMESA in 120 equal, consecutive monthly installments commencing on the commercial operation date of the plants. Also, the agreements established that the LVFVD receivables were to be collected and converted to US dollar and would earn interest at LIBOR plus a spread of 1% and 2%.

Once Manuel Belgrano and San Martin plants were commissioned (on January 7, 2010 and February 2, 2010, respectively), CAMMESA began paying the LVFVD receivables. In May 2010, CAMMESA informed the Company of the payment plan, including the amount of accrued interest at the CAMMESA rate which was added to the principal to be repaid in monthly installments over a ten-year period. Upon receipt of the payment schedule, the Company recognized accrued interest (related to the CAMMESA rate). The Company also began recognizing LIBOR interest income based on the contractual rate provided in the Resolution and the conversion of the receivables into US dollar. Since achieving commercial operations in 2010, CAMMESA has made all scheduled contractual principal and interest payments in accordance with the installment plan.

On January 7, 2020, the supply agreement with TMB was terminated and on February 2, 2020, the supply agreement with TSM was terminated, therefore payments of the final installment of the 120 established in the agreement for each power stations ceased. As a result, the reimbursement for the LVFVD receivables was deemed complete.

Additionally, in 2010 the Company approved a new agreement with the former Secretariat of Energy (Central Vuelta Obligado, the “CVO agreement”). This agreement established, among other things, a framework to determine a mechanism to settle unpaid trade receivables as per Resolution No. 406/03 accrued over the 2008 - 2011 period by the generators (“CVO receivables”) and to enable the construction of a thermal combined cycle plant named Central Vuelta de Obligado. The CVO agreement established that the CVO receivables were to be paid by CAMMESA in 120 equal and consecutive monthly installments. For the determination of the novation of CVO credits, the following mechanism was applied: the cumulative LVFVD (sale settlements with due date to be defined) were converted to USD at the exchange rate established in the agreement (ARS 3.97 per USD for the cumulative LVFVD until the execution date of the CVO Agreement and the closing exchange rate corresponding to each month for the LVFVD subsequently accumulated), and the LIBOR rate was applied plus a 5% margin.

Effective March 20, 2018, CAMMESA granted the commercial operations for a combined cycle of Central Vuelta de Obligado thermal power plant (the “Commercial Approval”). The financial impact of the Commercial Approval is described in Note 13.1.

Under the agreement mentioned above, generators created the company Central Vuelta de Obligado S.A., which was responsible for managing the purchase of equipment and construction and operation and maintenance of the Central Vuelta de Obligado thermal power plant.

TSM and TMB

After termination of the supply agreements with TSM and TMB dated February 2, 2020 and January 7, 2020, respectively, trust agreements also terminated. As from those dates, a 90-day period commenced in which TSM and TMB and their shareholders had to perform all the company acts necessary to allow the Argentine Government to receive the corresponding shares in the capital of TSM and TMB that their contributions gave them rights to.

On January 3, 2020, i.e. before the aforementioned 90-day period commenced, the Argentine Government (through the Ministry of Productive Development) served notice to the Company (together with TSM, TMB and their other shareholders and BICE, among others) stating that, according to the Final Agreement for the Re-adaptation of WEM, TSM and TMB shall perform the necessary acts to incorporate the Argentine Government as shareholder of both companies, acknowledging equity interest rights: 65.006% in TMB and 68.826% in TSM.

On January 9, 2020, the Company, together with the other generation shareholders of TSM and TMB, rejected such act understanding that the equity interest the Government claimed does not correspond with the contributions made for the construction of the power stations and that gave it the right to claim such equity interest.

On March 4, 2020, the Company was notified on two notes sent by the Minister of Productive Development whereby he answered the one sent by the Company on January 9, 2020 - mentioned above -, ratifying the terms of the note notified to the Company on January 3, 2020. In March 2020, the Company raised a reconsideration motion, with hierarchical supplementary appeal, against the Argentine Government’s order for the acts mentioned above.

On May 4 and 8, 2020, the Company attended the Special Shareholder’s Meetings of TMB and TSM, respectively, in which the admission of the Argentine Government as shareholder of TSM and TMB was allowed, in accordance with the shareholding interest claimed by the Argentine Government. This was done with the sole purpose of complying with the suspensive condition established in the respective Trust Agreements, which stated that for the trusted equity -comprised, among others, by the power plants- to be transferred to the companies TSM and TMB within a 90-day period counted from the end of the supply agreements, such companies and their shareholders (among which the Company is included) should allow the entry of the Argentine Government in TSM and TMB, receiving the same amount of shares representing the contributions made by the Argentine Government for the construction of the plants and giving it the right to claim such interest.

In both cases, when the mentioned Shareholders’ Meetings were held, through which the Argentine Government was allowed to become shareholder of TMB and TSM due to its interest claim, the Company made the corresponding reservation of rights in order to continue the abovementioned claims already commenced.

On November 19, 2020, BICE (in its capacity as trustee of both trust agreements) had the condition precedent established in the Trust Agreements fulfilled since the necessary corporate acts for the Argentine Government to be allowed as shareholder of TSM and TMB were performed. Finally, on March 11, 2021, the Argentine Government subscribed its shares in TSM and TMB. In this way, the Group´s equity interest in TSM and TMB changed from 30.8752% to 9.6269% and from 30.9464% to 10.8312%, respectively. As of the date of these financial statements, the transference of power stations has not been made to TSM and TMB.

On the other hand, the Company, together with the other shareholders of TSM and TMB (as guarantor within the framework and the limits stated by the Final Agreement for the Re-adaptation of WEM, Note SE no. 1368/05 and trust agreements), BICE, TSM, TMB and SE signed: a) on January 7, 2020 an amendment addendum of the Operation and Maintenance (“OMA”) of Thermal Plant Manuel Belgrano and b) on January 9, 2020 an amendment addenda of the Operation and Maintenance Agreement (“OMA”) of Thermal Plant San Martín, which extended the operating period until the effective transference of the trust’s liquidation equity.

As result of the business combination described in Note 2.2.20, the Group´s equity interest in TSM and TMB was increased from 9.6269% to 11.3069% and from 10.8312% to 12.7212%, respectively.

The values recorded in these financial statements for the investments in TMB and TSM are included in non- current assets under other financial assets.

b)	Resolution No. 95/2013, Resolution No. 529/2014, Resolution No. 482/2015 and Resolution No. 22/2016

On March 26, 2013, the former Secretariat of Energy released Resolution No. 95/2013 (“Resolution 95”), which affected the remuneration of generators whose sales prices had been frozen since 2003. This new regulation, which modified the regulatory framework for the electricity industry, was applicable to generators with certain exceptions. It defined a new compensation system based on compensating for fixed costs, non-fuel variable costs and an additional remuneration. Resolution 95 converted the Argentine electric market towards an “average cost” compensation scheme. Resolution 95 applied to all the Company’s plants, excluding La Plata plant, which sold energy in excess of YPF’s demand on the Spot market pursuant to the framework in place prior to Resolution 95.

In addition, Resolution 95 established that those Sales Settlements with Maturity Dates to be Defined (“LVFVD”) issued by CAMMESA through the application of Resolution 406 that were not committed to the execution of investment and/or maintenance works of existing equipment, should be allocated to the integration of trust estate in the aforementioned trust.

Thermal units had to achieve an availability target which varied by technology in order to receive full fixed cost revenues. The availability of all the Company’s plants exceeds the market average. As a result of Resolution 95, revenues to Company’s thermal units increased, but the impact on the hydroelectric plant Piedra del Águila was dependent on hydrology. The new Resolution also established that all fuels, except coal, would be provided by CAMMESA.

This resolution also established that part of the additional remuneration would not be collected in cash rather it would be implemented through LVFDV and would be directed to a “New Infrastructure Projects in the Energy Sector” which needed to be approved by the former Secretariat of the Energy.

Finally, Resolution 95 temporarily suspended the inclusion of new contracts in the Term market as well as their extension or renewal. Notwithstanding the foregoing, contracts in force as at the effective date of Resolution 95 were continue being managed by CAMMESA upon their termination. As from such termination, large users would acquire their supplies directly from CAMMESA. Also, Resolution 95 temporarily suspended the acquisition of fuel by the generation agents. All fuel purchases for the generation of electric power were centralized through CAMMESA.

On May 23, 2014, Resolution SE No. 529/2014 was published in the Argentine Official Gazette (“Resolution 529”) and was to be applied starting from February 2014 transactions. Resolution 529 modified Resolution 95 by increasing the amounts that remunerate fixed costs, variable costs and additional remuneration of the Comprised Generators in MEM (Wholesale Electricity Market) of the conventional thermal type or national hydro type. Resolution 529 included a new “Remuneration of Non-Recurrent Maintenance” scheme for the Comprised Generators. This new remuneration was determined monthly and its calculation was made based on the total generated energy. Regarding this aspect, CAMMESA was instructed to issue LVFVD for the financing of major maintenances subject to the approval of the former SE.

On July 17, 2015, the Secretariat of Electric Energy set forth Resolution No. 482/2015 (“Resolution 482”) which retroactively updated the prices of Resolution 529 to February 1, 2015, and created a new trust called “Recursos para las inversiones del FONINVEMEM 2015-2018” in order to invest in new generation plants. The Company’s plants would receive compensation under this program.

Finally, on March 30, 2016, through Resolution No. 22/2016 (“Resolution 22”), the values set by Resolution 482 were updated to become effective starting from the transactions of February 2016.

c)	Resolution No. 19/2017

On February 2, 2017, the Secretariat of Electric Energy (“SEE”) issued Resolution SEE No. 19/17 (Resolution 19), which replaced Resolution 95, as amended. This resolution changed electric energy generators remuneration methodology for transactions operated since February 1, 2017, which were previously covered by Resolution 95 as amended (see section b in this note).

Resolution 19 substantially amended the tariff scheme applicable, which was previously governed by Resolution 22. Among its most significant provisions, such resolution established: (a) that generation companies would receive a remuneration of electric power generated and available capacity, (b) gradual increases in tariffs effective as of February, May and November 2017, (c) that the new tariffs would be denominated in U.S. dollars, instead of Argentine pesos, thus protecting generation companies from potential fluctuations in the value of the Argentine peso and (d) 100% of the energy sales would be collected in cash by generators, eliminating the creation of additional LVFVD receivables.

Pursuant to this resolution, the Secretariat of Electric Energy established that electricity generators, co- generators and self-generators acting as agents in the WEM and which operate conventional thermal power plants, may make guaranteed availability offers (ofertas de disponibilidad garantizada) in the WEM. Pursuant to these offers, these generation companies may commit specific capacity and power output of the generation, provided that such capacity and energy have not been committed under other power purchase agreements. The offers must be accepted by CAMMESA (acting on behalf of the electricity demanding agents of the WEM), who will be the purchaser of the power under the guaranteed availability agreements (compromisos de disponibilidad garantizada). The term of the guaranteed availability agreements is 3 years, and their general terms and conditions are established in Resolution 19.

Resolution 19 also established that WEM agents that operate hydroelectric power plants would be remunerated for the energy and capacity of their generation units in accordance with the values set forth in such resolution.

d)	SGE (Secretaría de Gobierno de Energía) Resolution No. 70/2018 and Ministry of Productive Development Resolution No. 12/2019

On November 6, 2018, Resolution No. 70/2018 of the SGE was published, which resolution replaced Article 8 of Resolution issued by former SE no. 95/2013. The new article allowed MEM Generators, Autogenerators and Cogenerators to obtain their own fuel. This did not alter the commitments assumed by Generation Agents within the context of MEM supply agreements with CAMMESA. It was established that generation costs with their own fuel would be valued according to the recognition mechanism of Average Variable Costs (“CVP”) recognized by CAMMESA. The Resolution also established that regarding those Generators not purchasing their own fuel, CAMMESA would continue the commercial management and the fuel supply.

Regarding this matter, under Resolution No. 12/2019 by the Ministry of Productive Development (published in the Official Gazette on December 30, 2019) fuel purchase for the generation of electric power was once again centralized through CAMMESA, therefore repealing the effect of Resolution No. 70/2018 of the former Secretariat of Energy, and Section 8 of Resolution No. 95/2013 of the former Secretariat of Energy and Section 4 of Resolution No. 529/2014 of the former Secretariat of Energy were back in force.

e)	Resolution of the Secretariat of Renewable Resources and Electricity Market no. 1/2019

On March 1, 2019 Resolution No. 1/2019 (“Resolution 1”) of the Secretariat of Renewable Resources and Electricity Market was published in the Official Gazette by virtue of which Resolution 19 was abolished. It established the new remuneration values of energy, power and associated services for the affected generators, as well as their application methodology. Its validity commenced on the date of its publication in the Official Gazette.

According to Resolution 1, the approved remuneration system would be of transitional application and until the following would be defined and gradually implemented: regulatory mechanisms aimed at reaching an autonomous, competitive and sustainable operation that allows for freedom of contract between supply and demand; and a technical, economical and operative functioning for the integration of different generation technologies so as to guarantee a reliable and cost effective system.

The following were the main changes introduced by Resolution 1 in connection with Resolution 19:

Energy Sale:

–	The price of energy generated by thermal power stations was reduced. Therefore, the price for energy generated with natural gas was of 4 USD/MWh and 7 USD/MWh for energy generated with liquid fuel.

–	The price of energy operated by thermal power stations was reduced. Therefore, the price for energy operated with any fuel was of 1.4 USD/MW.

–	The price for energy generated from non-conventional energy sources (renewable energies) was fixed at 28 USD/MWh.

Power Sale:

–	DIGO price (established by Resolution 19) went from 7,000 USD/MW-month during the twelve months of the year to 7,000 USD/MW-month the six months of higher seasonal demand for electrical energy (December, January, February, June, July and August) and to 5,500 USD/MW-month the remaining months of the year (March, April, May, September, October and November).

–	Some minimum values of offered availability are reduced. Its compliance was subject to the foregoing prices.

–	A weighting factor was fixed for the foregoing prices, between 1 and 0.7, depending on the use factor of the twelve months previous to each month of the transaction.

f)	Resolution No. 31/2020 of the Secretariat of Energy

On February 27, 2020, the Secretariat of Energy published in the Official Gazette Resolution No. 31 (“Resolution 31”) which sets forth the criteria to calculate the economic transactions of energy and power that the generating parties commercialize in the spot market, which was in force as from February 1, 2020.

This new regulation, contrary to Resolution 1, establishes all prices for the remuneration of energy and power in Argentine pesos, and it sets forth that the prices would be adjusted on a monthly basis with a formula based on the evolution of Consumer Price Index (IPC) and the Domestic Wholesale Price Index (IPIM). New power prices were generally reduced in relation to the current prices as of January 2020, and the energy prices remained equivalent, expressed in Argentine pesos instead of US dollars. Finally, this regulation introduced a new remuneration component which applied to the energy generated during the first 50 hours of maximum thermal requirement of the month (MTR, which is determined by the sum of the hours of all the thermal generation of the system), it determines different remuneration prices based on the season of the year and the energy delivered during the first and second 25 hours of MTR.

On April 8, 2020, the Company learned that the Secretariat of Energy instructed CAMMESA to postpone until further notice the application of the price update mechanism described in the second paragraph of this note. Accordingly, CAMMESA did not apply the price update mechanism to the energy and power sold since March 2020.

g)	Secretariat of Energy Resolution No. 440/2021

Through Resolution No. 440 (“Resolution 440”), published in the Official Gazette on May 21, 2021, the Secretariat of Energy established a new remuneration scheme for MEM generation agents. In this regard, Exhibits II, III, IV and V of Resolution 31 were replaced. Moreover, section 2 of Resolution 31, which established a system for the automatic updating of remuneration values, was repealed. In general terms, Resolution 440 increased the remuneration values of generation agents by 29% compared to Resolution 31.

It was established that for what Resolution 440 set forth (collection of the new values as from February 2021 transactions, among others), MEM generation agents must submit before CAMMESA a note -to CAMMESA’s satisfaction- stating full and unconditional withdrawal of any administrative complaint or ongoing judicial procedure against the National Government, the Secretariat of Energy and/or CAMMESA, related to section 2 of Resolution 31. Dated June 17, 2021, the Company submitted the requested withdrawal note.

In addition, on November 9, 2021, the Secretariat of Energy established that in order to determine the Power Availability Remuneration of thermal generators under Resolution 440, a constant Utilization Factor equal to 70% must be considered.

h)	Secretariat of Energy Resolution No. 354/2020

This resolution established, among other things, that as from the effectiveness of Plan “GasAr” (Plan Gas 4), Generators of WEM may adhere to centralized dispatch, assigning CAMMESA such contracts entered into with producers or transporters of natural gas, so that such contracts are used by the Dispatch Entity (OED for its acronym in Spanish), based on dispatch criteria.

In addition, this resolution established that generation agents who, pursuant to Resolution No. 287/2017, have the obligation of self-procuring fuel are able to deem such obligations null and therefore, have their associated costs recognized, and they must keep maintenance of the transport capacity for its management in centralized dispatch, as long as CAMMESA determines the convenience of having such.

i)	Secretariat of Energy Resolution No. 238/2022

On April 21, 2022, Resolution No. 238/2022 ("Resolution 238") issued by the Secretariat of Energy was published in the Official Gazette. This resolution updates remuneration prices for energy and capacity of generation units not committed on a Purchase Power Agreement, it replaces Annex I to V of the former Resolution No. 440/2021 and it abolishes section 4 of Resolution No. 1037/2021, which granted an additional and temporary increase to generators remuneration. It also removes the Use Factor from the capacity payment calculation, improving revenue performance.

Resolution 238 increased by 30% the remuneration values starting February 2022, and it provided an additional 10% above the new values starting in June 2022.

j)	Secretariat of Energy Resolution No. 826/2022

On December 14, 2022, Resolution No. 826/2022 (“Resolution 826”) issued by the Secretariat of Energy was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. Exhibits I to V of Resolution No. 238 were replaced therein, and a 20% retroactive increase was ordered as of September 1, 2022, as well as the following consecutive increases: 10% as from December 1, 2022, 25% as from February 1, 2023 and 28% as from August 1, 2023.

k)	Secretariat of Energy Resolution No. 59/2023

On February 7, 2023, Resolution No. 59/2023 (“Resolution 59”) was published in the Official Gazette whereby generators with combined cycle units are authorized to adhere to the Power Availability and Efficiency Improvement Agreement (the "Agreement") so as to foster the necessary investments for major and minor maintenance of the equipment.

Through this agreement, adhering generators commit to reach, at least, 85% of monthly average power availability in exchange of a new power and energy price formed, in part, by amounts denominated in US dollars. In the case of power, a 2,000 USD/MW-month, plus the amount in ARS corresponding to the 85% and 65% of the power value established by Resolution 826 is set for the spring/autumn and summer/winter periods, respectively. Additionally, the price for generated energy is set at 3.5 USD/MWh in case of using gas, and at 6.1 USD/MWh in case of alternative fuel (gasoil) use.

On April 25, 2023, CAMMESA accepted the subscription to the Agreement of all the Group's combined cycle units, except for the unit so-called Buenos Aires that belongs to Central Costanera S.A. Hence, an increase in the remuneration of these units for their sales to the spot market occurred from the transactions since March 2023, as described in the preceding paragraph.

Regarding Buenos Aires combined cycle, on July 28, 2023 CAMMESA agreed to the Agreement subscription by Central Costanera S.A. (valid as from July transactions), once the Secretariat of Energy successfully ordered CAMMESA the following regarding the mentioned thermal unit: a) conversion to mono-fuel, i.e. operation just with natural gas, eliminating the possibility of operation with gas oil; and b) the adequation of the installed capacity to the real technical possibility of energy generation by the combined cycle. During the month of October 2023, the corrective maintenance tasks of this unit were concluded, therefore, the increases in the remuneration of this unit were applied as from the transactions of October 2023.

l)	Secretariat of Energy Resolution No. 574/2023, 2/2024, 33/2024 and 78/2024. PEN Decree No. 718/2024

On July 11, 2023, Resolution No. 574/2023 was published, which extended for 60 days (with the possibility of being extended for 60 days more) the termination date for the Concession Agreement of the Hydroelectric Power Station Piedra del Águila, among other Argentine Hydroelectric Power Stations, whose concession term was set to end during 2023.

On January 17, 2024, through Resolution No. 2/2024, published in the Official Gazette, the transition period of the concession agreement was extended for 60 days starting February 28, 2024. Then, through Resolution No. 33/2024, published in the Official Gazette on March 18, 2024, the termination term of the concession agreement was extended again for 60 days starting April 28, 2024, so that term expires on June 27, 2024.

On May 17, 2024, through Resolution No. 78/2024, the transition period of the concession contract was extended until the end of the term established in the contract, that is, December 28, 2024.

On August 12, 2024, PEN Decree No. 718/2024 was published in the Official Gazette, which extended for one year the term to continue operating the Piedra del Águila Hydroelectric Complex by CPSA in its capacity as concessionaire, with a maximum date of December 28, 2025. The mentioned Decree also establishes that, within one hundred and eighty days of its publication, the Secretariat of Energy will call for a National and International Public Tender in order to proceed with the sale of the stock package of the companies created for each of the hydroelectric power stations of Comahue.

m)	Secretariat of Energy Resolution No. 750/2023

On September 6, 2023, Secretariat of Energy Resolution No. 750/2023 (“Resolution 750”) was published in the Official Gazette. Resolution 750 updated the amounts of remuneration for power and energy for the generation which is not committed in contracts. Thus, Annexes I to IV of Resolution 826 were replaced and a 23% increase as from September 1, 2023 was established.

n)	Secretariat of Energy Resolution No. 869/2023

On October 30, 2023, Secretariat of Energy Resolution No. 869/2023 (“Resolution 869”) was published in the Official Gazette. Resolution 869 updated the amounts of remuneration for power and energy of the generation which is not committed in contracts. Thus, Annexes I to IV of Resolution 750 were replaced and a 28% increase as from November 1, 2023 was established.

ñ)	Secretariat of Energy Resolution No. 9/2024, 99/2024, 193/2024, 233/2024, 285/2024, 387/2024 and 603/2024, Secretariat for the Coordination of Energy and Mining Resolution No. 20/2024

On February 8, 2024, Resolution No. 9/2024 (“Resolution 9”) of the Secretariat of Energy was published in the Official Gazette. This Resolution updated the power and energy remuneration values of the generation not committed under contracts. In addition, Exhibits I to IV of Resolution No. 869 were replaced and a 74% increase effective as from February 1, 2024 was established.

On June 14, 2024, Resolution No. 99/2024 issued by the Secretariat of Energy was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. This resolution replaces Exhibits I to V of Resolution No. 9/2024 and establishes a 25% increase effective as from June 1, 2024.

On August 2, 2024, Resolution No. 193/2024 issued by the Secretariat of Energy was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. This resolution replaces Exhibits I to V of Resolution No. 99/2024 and establishes a 3% increase effective as from August 1, 2024.

On August 30, 2024, Resolution No. 233/2024 issued by the Secretariat of Energy was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. This resolution replaces Exhibits I to V of Resolution No. 193/2024 and establishes a 5% increase effective as from September 1, 2024.

On September 30, 2024, Resolution No. 285/2024 issued by the Secretariat of Energy was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. This resolution replaces Exhibits I to V of Resolution No. 233/2024 and establishes a 2,7% increase effective as from October 1, 2024.

On November 1, 2024, Resolution No. 20/2024 issued by the Secretariat for Coordination of Energy and Mining was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. This resolution replaces Exhibits I to V of Resolution No. 285/2024 and establishes a 6% increase effective as from November 1, 2024.

On December 2, 2024, Resolution No. 387/2024 issued by the Secretariat of Energy was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. This resolution replaces Exhibits I to V of Resolution No. 20/2024 and establishes a 5% increase effective as from December 1, 2024.

On December 27, 2024, Resolution No. 603/2024 issued by the Secretariat of Energy was published in the Official Gazette, through which the power and energy remuneration values of the generation not committed under contracts were updated. This resolution replaces Exhibits I to V of Resolution No. 387/2024 and establishes a 4% increase effective as from January 1, 2025.

o)	Secretariat of Energy Resolution No 294/2024

On October 2, 2024, Resolution No. 294/2024 ("Resolution 294") issued by the Secretariat of Energy was published in the Official Gazette, which establishes a "Contingency and Forecast Plan for critical months of the 2024/2026 period", defining measures that cover the supply of generation, transportation and distribution of energy.

For generation, an additional, complementary and exceptional remuneration is proposed subject to a commitment of availability in machines that are not committed under contracts with the MEM or that have not adhered to S.E. Resolution No. 59/2023.

Adhering to this regulation, generators assume a commitment to power availability for each unit, at certain times of the day, characterized as critical, during the working days of the summer months (December to March) and winter (June to August). Remuneration prices are defined in dollars, both for compliance with power availability (US$2,000/MW-month) and for the energy generated in the hours included in the evaluation periods indicated above, as shown below:

Technology	Natural Gas USD/MWh	Fuel Oil USD/MWh	Gas Oil USD/MWh	Biofuels USD/MWh	Coal USD/MWh

GT	6,4	-	8,6	8,7	-
ST	3,4	6,0	-	8,7	10,4
Engines	8,1	15,4	10,5	8,7	-

To determine the remuneration of each unit, the prices of power and energy will be affected by a criticality factor, which may vary between 0.75 and 1.25, depending on the nodes in which the units are linked to the transmission system.

The Group adhered to Resolution 294 with the steam turbine (ST) units located in Buenos Aires and Luján de Cuyo and the gas turbine (GT) units located in Luján de Cuyo and the Brigadier López thermal power plant.

p)	Secretariat of Energy Resolution No 58/2024 and 66/2024

On May 8, 2024, Secretariat of Energy Resolution No. 58/2024 as amended by Resolution No. 66/2024 was published in the Official Gazette (the “Resolution”) whereby an exceptional, temporary, and unique payment regime was established for MEM transactions for December 2023, and January and February 2024. Such Resolution (i) orders CAMMESA to prepare and determine the amounts of the credit for the economic transactions with each of MEM Creditor Agents in a term of 5 (five) working days from the effective date of the Resolution; (ii) establishes that the lack of agreement regarding such amounts authorizes the Creditor Agents to resort to the corresponding judicial, administrative and/or out-of-court means; (iii) stipulates that once the amounts are determined and the corresponding agreements are signed, CAMMESA shall pay the transactions as follows: a) the settlement for the transactions for December 2023 and January 2024 shall be paid 10 (ten) working days from the date of individual agreements through the delivery of bond AE38 USD; the calculation of nominal amounts to be delivered per each bond shall be at the reference exchange rate (Communication “A” 3500) at the quote in force at closing on the date of the formal acceptance by Creditor Agents; b) settlement for February 2024 shall be paid with available funds in bank accounts authorized in CAMMESA for collection and with the available funds from the transfers made by the Argentine State to the Unified Fund allocated to the Stabilization Fund. The Group´s MEM economic transactions for December 2023 and January and February 2024 amount to 30,681,066, 30,930,604 and 40,511,360 (VAT included), respectively, measured at nominal values of each dates.

On May 23, 2024, the Group entered into agreements with CAMMESA under the provisions of the Resolution. As a result of these agreements, the Group recognized a loss of 24,783,504, which is reported under the line "Agreement with Cammesa - SE Resolutions No. 58/2024 and 66/2024" within the "Other operating expenses" section of the consolidated statement of income. During May and June 2024, the exchange of the AE38 USD bond for the MEM economic transactions of December 2023 and January 2024 was completed, and the MEM economic transaction for February 2024 was fully collected.

q)	Secretariat of Energy Resolution No 21/2025

On January 28, 2025, Secretariat of Energy Resolution No. 21/2025 was published in the Official Gazette, establishing that new conventional electric power generation projects, commercially enabled as of January 1, 2025, may enter into supply contracts in the Term Market with Large Users and Distributors. Additionally, Resolution No. 354/2020 issued by the Secretariat of Energy was repealed, modifying some considerations of the GasAr Plan and the priorities for natural gas consumption in the Electric Market. It was also established that as of March 1, 2025, generators selling their energy in the spot market may purchase their fuel, and it will be recognized by CAMMESA according to the variable production cost declared and recognized by the generator. The cost of unsupplied energy in the MEM was also set, with a maximum value of 1500 USD/MWh when it exceeds 10% of the system's demand. Finally, the Energía Plus scheme was repealed, with existing contracts remaining in force until their termination.

r)	Secretariat of Energy Resolution No 67/2025

On February 17, 2025, Secretariat of Energy Resolution No. 67/2025 was published in the Official Gazette, authorizing the National and International Open Call "Almacenamiento AlmaGBA" to enter into storage generation contracts with MEM distributor agents Edenor and Edesur, with CAMMESA as the last resort payment guarantor, in accordance with the terms and conditions approved by this resolution.

This new energy storage system will cover short-term capacity requirements and provide fast-response reserve services, as evidenced by Battery Energy Storage Systems.